UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2018

CTI INDUSTRIES CORPORATION

(Exact name of registrant as specified in its charter)

Illinois

(State or other jurisdiction of incorporation)

000-23115	36-2848943
(Commission File Number)	(IRS Employer Identification No.)

22160 N. Pepper Road Lake Barrington, Illinois	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (847) 382-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (l7 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-1 2)
☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240. l 3c-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2018, CTI Industries Corporation (“CTI” or the “Company”) announced Stephen M. Merrick would step down from his role as Chief Executive Officer of the Company as of November 30, 2018. At that time, Mr. Merrick would become General Counsel to the Company, transitioning to a part-time role as of January 31, 2019, and at a reduced compensation level as of that date. Mr. Merrick remains a member of the Company’s Board of Directors.

On December 1, 2018, Jeffrey S. Hyland, President of the Company, will become President/CEO of CTI. There are no other changes to Mr. Hyland’s relationship with the Company.

Item 7.01	Regulation FD disclosure.

On September 19, 2018, the Company filed a preliminary prospectus on Form S-1 regarding the intended issuance of equity securities in a Fully Marketed Shareholder Rights Offering. Subsequently, the Company announced its decision to postpone completion of that event due to changing market conditions. CTI has therefore withdrawn this preliminary Form S-1 filing and will not amend or otherwise complete it. CTI may decide to file a new registration statement in the future.

On November 28, 2018, the Company issued a press release announcing the actions listed herein. A copy of the Press Release is furnished as Exhibit 99.1 to this report, and is incorporated herein by reference. The information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item No. 9.01 – Financial Statements and Exhibits

(d)     Exhibits:

Exhibit No.	Exhibit

10.1*	Letter from Mr. Merrick dated November 27, 2018

99.1*	Press Release issued by CTI Industries Corporation dated November 29, 2018, captioned: “CTI INDUSTRIES ANNOUNCES LEADERSHIP TRANSITION.”

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, CTI Industries Corporation has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Village of Lake Barrington, Illinois, November 29, 2018.

CTI INDUSTRIES CORPORATION

By:	/s/ Stephen M. Merrick
Stephen M. Merrick, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1 99.1

Letter from Mr. Merrick dated November 27, 2018

 Press Release issued by CTI Industries Corporation dated November 29, 2018, captioned:

“CTI INDUSTRIES ANNOUNCES CHIEF EXECUTIVE OFFICER TRANSITION AND THE TERMINATION OF ITS PRELIMINARY RIGHTS OFFERING PROSPECTUS.”